UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 16, 2004



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              23rd Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 7.01    Regulation FD Disclosure.

     Beginning on November 16, 2004, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future. The full slide presentation is available in the For Our Investors section on our website at www. rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the For Our Investors section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the future operating performance of InteliStaf, and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; changes in and compliance with governmental reimbursement rates affecting RehabCare's other lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions and joint ventures to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the adequacy and effectiveness of RehabCare's operating and administrative systems; litigation risks of RehabCare's pat and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01    Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2004

                                       REHABCARE GROUP, INC.



                                    By:  /s/ Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President, Chief Financial
                                          Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning November 16, 2004

                                                                      Exhibit 99
                                   Safe Harbor

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the future operating performance of InteliStaf, and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; changes in and compliance with governmental reimbursement rates affecting RehabCare's other lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions and joint ventures to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the adequacy and effectiveness of RehabCare's operating and administrative systems; litigation risks of RehabCare's pat and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                               RehabCare's Vision

  RehabCare will provide a clinically integrated continuum of post-acute care resulting in patients regaining their lives.

                               RHB Business Profile
                         The Physical Rehabilitation Industry


o The maturing of the baby boomer population will continue to drive growth in the physical rehabilitation industry
o Acute care hospitals, skilled nursing facilities, long-term acute care hospitals, independent therapists and contract management companies are among those who provide therapy services to the market
o Large competitors for RehabCare include HealthSouth, Select Medical Corp, RehabWorks, Aegis and smaller competitors

                              RHB Business Profile
                               RehabCare Services
                                (Graphic Omitted)

RehabCare's 7,500 therapists provide physical, occupational and speech therapy

Map omitted showing Acute Rehab Unit locations, Outpatient locations, Contract Therapy locations, and Skilled Nursing Unit locations.

More than 780 locations nationwide

                                Business Profile
                               RehabCare Patients


o    RehabCare treats approximately 14,000 patients each day
o    Typical diagnoses include
        - Stroke
        - Neurological disorders
        - Orthopedic conditions
        - Musculoskeletal conditions
o    99% of RehabCare billings are to hospitals and skilled nursing facilities
o Payer sources for clients are 76% Medicare, 6% Medicaid, 18% managed care and other

                                Business Profile
                              The Continuum of Care

RehabCare builds integrated continuums of care in markets that offer sufficient demand for these services and appropriate therapy resources

             Graphic omitted showing the post-acute care continuum.

RehabCare typically partners with hospitals and skilled nursing facilities to provide rehabilitation services

                               Strategic Pillar 1
                             Target Market Strategy

A  continuum  can  be  built  most   efficiently  in  markets  where   different
rehabilitation sites of services can all be managed together.

          Map omitted showing four continuum of care market locations

Norfolk, VA            Population 1.4 million
Philadelphia, PA       Population 5.1 million
St. Louis, MO          Population 2.6 million
Brownsville, TX        Population 363,000 million

                               Strategic Pillar 2
                                  Acquisitions

RehabCare's acquisition strategy supports our target market strategy

o    Revenue size  approximately  $10-$25  million
o    EBITDA multiple 4-7 times
o    Continuing management
o    2004 acquisitions have added $30 million in annualized operating revenues
o    Strong balance sheet enables aggressive acquisition strategy

                               Strategic Pillar 3
                          Joint Ownership Arrangements

RehabCare's   has  developed   joint  venture  and  other   relationships   with
market-leading health delivery partners
      - Provides access to referral networks and market share
      - Develops long-term relationships: deploys capital, provides joint ownership and program management
      - Adds key components to continuums of care

o    Samples of JV relationships this year:
     Valley Baptist Health System,
     Howard Regional Health System,
     Signature Healthcare Foundation

                               Strategic Pillar 4
                               HRS Growth Strategy

RehabCare has successfully stabilized the loss of programs experienced in 2003

o Expect no net loss of programs in 2004 compared to a net loss of 21 (excluding acquisitions) in 2003
o    Increase in same-store growth YTD

                                Graphic Omitted

Number of Programs

1997    118
1998    132
1999    135
2000    135
2001    134
2002    137
2003    123

                               Strategic Pillar 5
                            Improve CT Profitability

Contract therapy operating margins are returning to pre-3Q/03 levels; but more can be accomplished

o    Target market approach is paying off
o    Technology platform conversion is complete
o    Solid same store revenue growth of 10.9%, 3Q YOY
o    Increase of more than 125 programs, YTD
o    Improving SG&A leverage

                                Graphic Omitted

Contract Therapy Operating Margin

Q2/03   5.5%
Q3/03   2.7%
Q4/03   4.1%
Q1/04   6.0%
Q2/04   4.8%
Q3/04   5.4%

                               Strategic Pillar 6
                         Clinical Research & Development

RehabCare must ensure its 7,500 therapists provide the highest quality therapy to 14,000 patients daily

o Develop clinical research programs in partnership with academic medical centers
o Utilize our clinical database to improve the quality of rehabilitation outcomes
o    Create systems to integrate the continuum of care

                               Strategic Pillar 7
                       Information Technology & Management

To support the continuum of care, RehabCare has developed a single-technology platform

o    RehabCare's PDA-based clinical system
        - Enhanced forecasting mechanisms
        - Billing turnaround of 3 to 4 days
        - Allows billing in any format for client

o    Wireless connectivity will allow 2-way real time communication
        - Clinical pathways at point of service
        - Patient protocols at point of service
        - Clinical expertise immediately, at point of service

                               Strategic Pillar 8
                              Strong Balance Sheet

Access to capital is not a challenge

o    $47 million in cash, September 30, 2004
o    $35 million year-to-date cash flow from operations
o    Limited subordinated debt related to acquisitions
o    Extended credit facility of $90 million; expandable to $125 million

                                   Challenges
                             Shortage of Therapists

Recruiting and retaining therapists are key to our success

o    Increased web presence
o    Utilize large database of therapists
o    Increase integration with schools through clinical R&D function
o    Utilize staffing coordinators in markets with acceptable volume
o    Introduced Professional Choice Account (PCA)
o    No wait period 401(k)
o    Improved health benefits

                                   Challenges
                                Regulatory Impact

o    75 Percent Rule (ARU)
        - Rule was final, effective date July 1, 2004
        - 3 year transition (50%, 60%, 65%, 75%)
        - Limits access to ARU for certain diagnoses
        - Patients denied access to ARU will seek rehab in other venues
          (i.e. SNF)
        - Estimated impact included in 2004 guidance
        - 13% (15) programs will require mitigation strategies in first year
o    Inpatient Rehab Rate Increase 3.1% effective October 1, 2004 (ARU)
o    Part B Therapy Caps (Contract Therapy)
        - Medicare Prescription Drug Bill contains moratorium through 12/31/05
o    Part B Fee Schedule 1.5% increase in 2005 (Contract Therapy & OP)
o    Part A increase of 2.8% to SNF's (Contract Therapy)
o    LTACH Hospital Within Hospital and LTACH Satellites
        - Effective October 1, 2004
        - Admissions of more than 25% from host hospital subject to payment restrictions
        - Separate control of co-located hospitals
o MEDPAC study due January 2005 allowing fee-for-service patients access to outpatient therapy and rehab facility services without physician's order
     (OP)

                                   Challenges
                               Outpatient Business

Outpatient business is experiencing:
o    Reduced number of locations and lower same-store volumes
o    Increases in labor costs at the unit level
o    Increased competition from physician practices

RehabCare is implementing a plan
o    Conducting unit by unit review to evaluate growth opportunities
o Implementing a new weekly revenue and cost matching tool to improve productivity
o Re-designing ProMOS to provide real-time outpatient clinical information collection

                                   Challenges
                               InteliStaf Holdings

StarMed (our former staffing division)
o Lost $5.3 million in 2003 versus estimated $0.6 million in 2004 for RHB's equity share of InteliStaf's net loss
o    Transaction provided immediate improvement to our results in 2004
o Healthcare staffing industry is leveling out from most recent contraction cycle
o    Anticipate healthcare staffing cycle to reverse in 2 to 3 years
        - Partner is in a strong position when the industry does return to growth phase

                                Quarterly Update

                               (Graphic Omitted)

GAAP                    Q3/03   Q4/03   Q1/04   Q2/04   Q3/04
----                    -----   -----   -----   -----   -----
Revenue (millions)     $135.0  $129.5  $104.5   $90.9   $93.3
Operating Earnings
(millions)               $5.7  ($34.5)   $9.5   $10.2   $10.7
EPS                      $1.20  ($1.58)  $0.31   $0.34   $0.36


Proforma                Q3/03   Q4/03   Q1/04   Q2/04   Q3/04
--------                -----   -----   -----   -----   -----
Revenue (1)(millions)   $79.8   $80.0   $87.7   $90.9   $93.3
Operating Earnings
(millions)               $5.7    $9.0(2) $9.5   $10.2   $10.7
EPS                      $0.20   $0.31(2)$0.31   $0.34   $0.36

(1)  Excludes StarMed Operating Revenues
(2)  Excludes the effect on loss on sale of StarMed

                             RHB Strategic Position

o    Demand - rehabilitation is a large and growing market

o    RHB has significant growth opportunities
        - Same store
        - New sales
        - Joint ventures
        - Acquisitions
o    Delivery strategy
        - Continuum of care/Target markets model
           - Responds to local market needs
           - Regulatory challenges
           - Addresses therapist shortage
o    Strong financial position
o    Solid results - both top line and bottom line